UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2024

Inland Real Estate Income Trust, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois		60523
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 218-8000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 19, 2024, Inland Real Estate Income Trust, Inc. (the “Company”) entered into the Fourth Amended and Restated Business Management Agreement (the “Business Management Agreement”) with IREIT Business Manager & Advisor, Inc. (the “Business Manager”), an affiliate of Inland Real Estate Investment Corporation, the Company’s sponsor to, among other things, add a provision that allows the Company’s board of directors (the “Board”) to hire or engage a person unaffiliated with the Business Manager to serve as the Company’s president and chief executive officer at a cost to be borne by the Business Manager.

The foregoing is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Management Agreement filed as Exhibit 10.1, and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 13, 2024, Mitchell A. Sabshon, the President and Chief Executive Officer of the Company notified the Company that, because of his decision to retire from his position with Inland Investments, an affiliate of the Company’s Business Manager, he was also resigning his position as a director of the Company and as the Company’s President and Chief Executive Officer, effective at the close of business on January 31, 2024. His resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Additionally, on January 17, 2024, Mr. Sabshon notified the Business Manager that he was resigning from his position as a director of the Business Manager and as president of the Business Manager, effective at the close of business on January 17, 2024.

On January 18, 2024, the Board of the Company elected Mark E. Zalatoris to serve as the Company’s President and Chief Executive Officer effective February 1, 2024 and elected Mr. Zalatoris to fill the vacancy resulting from Mr. Sabshon’s resignation as a director also effective February 1, 2024. In addition, on January 19, 2024, the Company entered into an agreement with Mr. Zalatoris (the “Agreement”) to, among other things, compensate him for performing services as the Company’s President and Chief Executive Officer. Pursuant to the Agreement, the Company will pay Mr. Zalatoris an annual fee (payable pro rata on a monthly basis) equal to $350,000 per year. In connection with entering into the Agreement, the Company and the Business Manager entered into the Business Management Agreement to, among other things, reduce the business management fee payable to the Business Manager by the amount of any payments made to Mr. Zalatoris under the Agreement. Mr. Zalatoris will not be an employee of the Company and will not be an officer or director of the Business Manager but will have authority under the Agreement and the Business Management Agreement to direct the day-to day operations of the Business Manager. The initial term of the Agreement is for one year, commencing on February 1, 2024. The Agreement may be terminated by the Company at any time for Cause, as defined in the Agreement, immediately upon written notice of termination to Mr. Zalatoris, or at any time by the Company other than for Cause or by Mr. Zalatoris for any reason or no reason upon ninety (90) days’ written notice. The foregoing is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement filed as Exhibit 10.2, and is incorporated herein by reference.

Since 2018, Mr. Zalatoris has been the lead independent director of Parkway Bancorp and wholly-owned subsidiary, Parkway Bank. He also served in multiple positions at IRC Retail Centers, including as a member of the board of directors, Chief Executive Officer and President from 2008 to 2017; Executive Vice President and Chief Operating Officer from 2004 to 2008; and Senior Vice President, Chief Financial Officer and Treasurer from 2000 to 2004. IRC Retail Centers was a REIT originally formed and sponsored by affiliates of the Business Manager. Mr. Zalatoris earned his undergraduate degree from University of Illinois, Urbana-Champaign and his Master of Accounting Science degree from University of Illinois, Urbana-Champaign.

Except as described herein, Mr. Zalatoris’ election was not made pursuant to any arrangement or understanding with any other person. Except for the payment to be made under the Agreement, we do neither separately compensate our executive officers for their service as officers, nor do we reimburse either our business manager or our real estate managers for any compensation paid to individuals who serve as our executive officers or as executive officers of our business manager, our real estate managers or their affiliates. Mr. Zalatoris does not have any direct or indirect material interest in any transaction with us or in any currently proposed transaction to which we are a participant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amended and Restated Business Management Agreement, dated January 19, 2024, by and between Inland Real Estate Income Trust, Inc. and IREIT Business Manager & Advisor, Inc.

10.2	Agreement, dated as of January 19, 2024, by and between Inland Real Estate Income Trust, Inc. and Mark E. Zalatoris

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, unforeseen events affecting the real estate industry or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2022 filed on March 16, 2023 and subsequent Form 10-Qs and Form 8-Ks on file with the SEC. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date:	January 19, 2024	By:	/s/ Cathleen M. Hrtanek
Cathleen M. Hrtanek, Secretary